UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 13, 2019

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Plaza Drive Secaucus, NJ	07094
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By-laws

On May 13, 2019, the Board of Directors of Quest Diagnostics Incorporated (the “Company”) amended the Company’s Amended and Restated By-laws (the “By-Laws”) to clarify the Board’s intent that the Chief Executive Officer can remove any officer at any time. The foregoing summary is qualified in its entirety by the By-Laws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)           The following is a summary of the voting results for each matter presented to the stockholders at the 2019 Annual Meeting of Stockholders which was held on May 14, 2019.

(b)           The following nominees for the office of director were elected for terms expiring at the 2020 Annual Meeting of Stockholders, by the following votes:

	For	Against	Abstain	Broker Non-Vote

Vicky B. Gregg	110,842,703	1,019,687	461,701	9,866,496

Timothy L. Main	110,572,556	1,247,554	503,980	9,866,497

Denise M. Morrison	111,159,964	701,454	462,673	9,866,496

Gary M. Pfeiffer	106,408,224	5,426,094	489,770	9,866,499

Timothy M. Ring	108,594,019	3,242,177	487,892	9,866,499

Stephen H. Rusckowski	106,667,740	4,954,916	701,433	9,866,498

Daniel C. Stanzione	104,551,105	7,281,423	491,561	9,866,498

Helen I. Torley	110,933,525	900,126	490,440	9,866,496

Gail R. Wilensky	107,143,860	4,718,532	461,697	9,866,498

The advisory resolution to approve the executive officer compensation disclosed in the Company’s 2019 Proxy Statement was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
103,053,055	8,674,384	596,642	9,866,506

The ratification of the appointment of the Company’s independent registered public accounting firm for 2019 was approved by the following votes:

For	Against	Abstain
117,072,678	4,514,606	603,303
The amendment to the Company's Amended and Restated Employee Long-Term Incentive Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
91,920,081	19,774,319	629,683	9,866,504

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit	Description

	3.1	Quest Diagnostics Incorporated Amended and Restated By-Laws

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 17, 2019

QUEST DIAGNOSTICS INCORPORATED

By:    /s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Secretary